Exhibit 21

Aon Corporation
Subsidiary List
as of December 31, 2006

Name	Jurisdiction of Incorporation
Advanced Risk Management Techniques, Inc.	California
Affinity Insurance Services, Inc.	Pennsylvania
Agency Specialty Product Network Insurance Services, Inc.	Illinois
AIS Affinity Insurance Agency of New England, Inc.	Massachusetts
AIS Affinity Insurance Agency, Inc.	California
AIS Insurance Agency, Inc.	Washington
AIS Management Corporation	California
Alexander & Alexander International Inc.	Maryland
Alexander Howden North America, Inc.(GA)	Georgia
Alexander Reinsurance Intermediaries, Inc.	New York
Allen Insurance Associates, Inc.	California
American Insurance Services Corp.	Texas
American Special Risk Insurance Company	Delaware
Aon Administration Inc.	Delaware
Aon Administrative Services Corp.	California
Aon Advisors, Inc.	Virginia
Aon Alliance Insurance Agency, Inc.	Tennessee
Aon Annuities and Insurance Services, Inc.	California
Aon Aviation, Inc.	Illinois
Aon Benefit Services, Inc.	Massachusetts
Aon Broker Services, Inc.	Illinois
Aon Capital A	Delaware
Aon Capital Partners, Inc.	Delaware
Aon Captive Management, Ltd.	U.S. Virgin Islands
Aon Capital Managers, LLC	Delaware
Aon Consulting & Insurance Services	California
Aon Consulting Agency, Inc.	Texas
Aon Consulting Worldwide, Inc.	Maryland
Aon Consulting, Inc.	Ohio
Aon Consulting, Inc.	New York
Aon Consulting, Inc.	Florida
Aon Consulting, Inc. (NJ)	New Jersey
Aon Finance US 1, LLC	Delaware
Aon Finance US 2, LLC	Delaware
Aon Financial Products, Inc.	Delaware
Aon Financial Services Group of Colorado, Inc.	Colorado
Aon Financial Services Group, Inc.	California
Aon Financial Services Group, Inc.	Illinois
Aon Financial Services Group, Inc.	Pennsylvania
Aon Financial Services Group, Inc.	Texas
Aon Group, Inc.	Maryland
Aon Hamond & Regine, Inc.	New York
Aon Human Capital Services, LLC	Delaware
Aon Horizon Consultants, Inc.	New York
Aon Insurance Management Services - Virgin Islands, Inc.	U.S. Virgin Islands

Aon Insurance Managers (USA) Inc.	Vermont
Aon Insurance Services, Inc.	Pennsylvania
Aon International Energy, Inc.	Texas
Aon Investment Consulting Inc.	Florida
Aon Life Agency of Texas, Inc.	Texas
Aon PHI Acquisition Corporation of California	California
Aon Premium Finance, LLC	Delaware
Aon Private Risk Management Insurance Agency, Inc.	Illinois
Aon Private Risk Management of California Insurance Agency, Inc.	California
Aon Re Global, Inc.	Delaware
Aon Re Inc.	Illinois
Aon Realty Services, Inc.	Pennsylvania
Aon Retirement Plan Advisors, LLC	Delaware
Aon Risk Consultants, Inc.	Illinois
Aon Risk Managers, Inc.	Illinois
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois
Aon Risk Services Companies, Inc.	Maryland
Aon Risk Services International (Holdings) Inc.	Delaware
Aon Risk Services of Missouri, Inc.	Missouri
Aon Risk Services of Puerto Rico, Inc.	Puerto Rico
Aon Risk Services of Texas, Inc.	Texas
Aon Risk Services, Inc. of Arizona	Arizona
Aon Risk Services, Inc. of Arkansas	Arkansas
Aon Risk Services, Inc. of Central California Insurance Services	California
Aon Risk Services, Inc. of Colorado	Colorado
Aon Risk Services, Inc. of Connecticut	Connecticut
Aon Risk Services, Inc. of Florida	Florida
Aon Risk Services, Inc. of Georgia	Georgia
Aon Risk Services, Inc. of Hawaii	Hawaii
Aon Risk Services, Inc. of Idaho	Idaho
Aon Risk Services, Inc. of Illinois	Illinois
Aon Risk Services, Inc. of Indiana	Indiana
Aon Risk Services, Inc. of Kansas	Kansas
Aon Risk Services, Inc. of Kentucky	Kentucky
Aon Risk Services, Inc. of Louisiana	Louisiana
Aon Risk Services, Inc. of Maryland	Maryland
Aon Risk Services, Inc. of Massachusetts	Massachusetts
Aon Risk Services, Inc. of Michigan	Michigan
Aon Risk Services, Inc. of Minnesota	Minnesota
Aon Risk Services, Inc. of Montana	Montana
Aon Risk Services, Inc. of Nebraska	Nebraska
Aon Risk Services, Inc. of Nevada	Nevada
Aon Risk Services, Inc. of New Jersey	New Jersey
Aon Risk Services, Inc. of New Mexico	New Mexico
Aon Risk Services, Inc. of New York	New York
Aon Risk Services, Inc. of Northern California Insurance Services	California
Aon Risk Services, Inc. of Ohio	Ohio
Aon Risk Services, Inc. of Oklahoma	Oklahoma
Aon Risk Services, Inc. of Oregon	Oregon
Aon Risk Services, Inc. of Pennsylvania	Pennsylvania
Aon Risk Services, Inc. of Rhode Island	Rhode Island
Aon Risk Services, Inc. of Southern California Insurance Services	California
Aon Risk Services, Inc. of Tennessee	Tennessee

Aon Risk Services, Inc. of the Carolinas	North Carolina
Aon Risk Services, Inc. of Utah	Utah
Aon Risk Services, Inc. of Virginia	Virginia
Aon Risk Services, Inc. of Washington	Washington
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia
Aon Risk Services, Inc. of Wisconsin	Wisconsin
Aon Risk Services, Inc. of Wyoming	Wyoming
Aon Risk Technologies, Inc.	Delaware
Aon Securities Corporation	New York
Aon Service Corporation	Illinois
Aon Services Group, Inc.	Delaware
Aon Special Risk Resources, Inc.	Delaware
Aon Specialty Re, Inc.	Illinois
Aon Technical Insurance Services, Inc.	Illinois
Aon Trade Credit, Inc.	Illinois
Aon Underwriting Managers, Inc.	Delaware
Aon/Albert G. Ruben Company (New York) Inc.	New York
Aon/Albert G. Ruben Insurance Services, Inc.	California
Aon/Brockinton Agency of Texas, Inc.	Texas
AOPA Insurance Agency, Inc.	Maryland
ARM International Corp.	New York
ARM International Insurance Agency Corp.	Ohio
ARMRISK CORP.	New Jersey
ARMRISK CORP.	New York
Association of Rural and Small Town Americans	Missouri
Atlanta International Insurance Company	New York
Auto Insurance Specialists, Incorporated	California
B E P International Corp.	New Jersey
Bowes & Company, Inc., of New York	New York
Cananwill Corporation	Delaware
Cananwill, Inc.	California
Cananwill, Inc.	Pennsylvania
Cananwill Premium Credit Trust	Delaware
Cananwill Receivables Purchase Facility, L.L.C.	Delaware
CD Benefit, Inc.	Texas
CICA SPE, LLC	Delaware
Citadel Insurance Company	Texas
CJP, Inc.	Delaware
Combined Insurance Company of America	Illinois
Combined Life Insurance Company of New York	New York
Customer Loyalty Institute, Inc.	Michigan
CyberU, Inc.	Delaware
Dealer Auto Receivables Owner Trust 2000-1	Delaware
Emerald Specialty Holdings, Inc.
Employee Benefit Communications, Inc.	Florida
FFG Insurance Company	Texas
Financial & Professional Risk Solutions Insurance Agency, Inc.	California
Financial & Professional Risk Solutions, Inc.	Illinois
Financial Advisory and Litigation Consulting Services, Inc.	New Jersey
Gateway Alternatives, L.L.C.	Delaware
Grant Park Capital, LLC	Delaware
Hogg Robinson North America, Inc.	Delaware

Holdco #1, Inc.	Delaware
Holdco #2, Inc.	Delaware
Huntington T. Block Insurance Agency, Inc.	District of Columbia
Ian H. Graham, Inc.	California
Impact Forecasting, L.L.C.	Illinois
International Risk Management (Americas), Inc.	Ohio
IRM/GRC Holding Inc.	Delaware
ISPP Purchasing Group	Missouri
J.H. Blades Insurance Services	California
J.K.Battershill Reinsurance Intermediaries, Inc.	Delaware
Johnson Rooney Welch, Inc.	California
Joseph U. Moore, Inc.	Florida
K & K Insurance Group of Florida, Inc.	Florida
K & K Insurance Group, Inc.	Indiana
K & K of Nevada, Inc.	Nevada
Management and Regulator Services, Inc.	New York
McLagan Partners Asia, Inc.	Delaware
McLagan Partners, Inc.	Delaware
Membership Leasing Trust	Delaware
Minet Holdings Inc.	New York
Minet Re North America, Inc.	Georgia
MPI Insurance Agency, Inc.	Missouri
Mt. Franklin General Agency	Texas
Muirfield Underwriters, Ltd.	Delaware
OHM Services of Texas, Inc.	Texas
Old ARS LRA Corp.	Texas
Olympic Health Management Services, Inc.	Washington
Olympic Health Management Systems, Inc.	Washington
OUM & Associates of New York, A Corporation	New York
Paladin Reinsurance Corporation	New York
PHH Insurance Associates Corporation	Maryland
Prairie State Administrative Services, Inc.	Illinois
Prairie State Underwriting Managers, L.L.C.	Illinois
Premier Auto Finance, Inc.	Delaware
Private Equity Partnership Structures I, LLC	Delaware
Rath & Strong, Inc.	Massachusetts
Risk Laboratories, LLC	Georgia
S. Mark Brockinton & Associates of Texas, Inc.	Texas
Safetylogic.com, Inc.	Oregon
Schirmer Engineering Corporation	Delaware
Schirmer Engineering of Illinois P.C.	Illinois
Select Healthcare Insurance Services	California
SHL Pacific Regional Holdings Inc.	California
SINSER Management Services (Vermont), Inc.	Vermont
SLE Worldwide, Inc.	Delaware
Soriero & Company, Inc.	Texas
Specialty Benefits, Inc.	Indiana
Stenhouse Marketing Services Inc.	Delaware
Sterling Life Insurance Company	Illinois
The National Senior Membership Group Association	Washington
Trans Caribbean Insurance Services, Inc.	U.S. Virgin Islands
Underwriters Marine Services of Texas, Inc.	Texas

Underwriters Marine Services, Inc.	Louisiana
Valex Insurance Agency, Inc.	Texas
VOL Properties Corporation	Delaware
VSC SPE, LLC	Delaware
Wexford Underwriting Managers, Inc.	Delaware
William Gallagher Associates of California, Inc.	California
William Gallagher Associates of New Jersey, Inc.	New Jersey
Worldwide Integrated Services Company	Texas
Name	Jurisdiction of Incorporation
Admiseg SA	Argentina
Aon Assist Argentina SA	Argentina
Aon Consulting Argentina SA	Argentina
Aon Re Argentina SA	Argentina
Aon Risk Services Argentina SA	Argentina
Bainsur S.A (in liquidation)	Argentina
Insco Insurance Consultants	Argentina
Marinaro Dundas SA	Argentina
SN Re SA (Brichetto Sudamericana)	Argentina
J.S. Johnson & Company (Turks & Caicos) Ltd	Bahamas
J.S. Johnson & Company Ltd	Bahamas
Aon Insurance Managers (Barbados) Ltd.	Barbados
Alexander & Alexander Middle East	Bermuda
Alexander Howden Group (Bermuda) Ltd.	Bermuda
Anchor Reinsurance Company Ltd.	Bermuda
Anchor Underwriting Managers Ltd.	Bermuda
Aon (Bermuda) Ltd.	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd	Bermuda
International Risk Management Group Ltd	Bermuda
NRC Reinsurance Company Ltd.	Bermuda
Professional & General Insurance Company (Bermuda) Ltd	Bermuda
White Rock Insurance (Americas) Ltd.	Bermuda
Aon Bolivia SA Corredores de Seguros	Bolivia
Aon Re Bolivia SA Correadores de Reaseguros	Bolivia
Aon Affinity do Brasil Servicos e Corretora de Seguros S/C Ltda	Brazil
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda	Brazil
Aon Holdings Corretores de Seguros Ltda	Brazil
Aon Finance N.S. 1, ULC	Canada
Aon Canada Inc.	Canada
Aon Reed Stenhouse Inc.	Canada
Aon Parizeau Inc.	Canada
Aon Risk Services Canada Inc.	Canada
Risk Management Consultants of Canada Ltd.	Canada
Aon Consulting Inc.	Canada
Groupe-Conseil Aon Inc.	Canada
Aon Direct Group Inc.	Canada
Aon Wealth Management Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada
Gestas (1995) Inc.	Canada
Sodarcan Inc.	Canada
Dale Intermediaries Ltd.	Canada

Dale-Parizeau International Inc.	Canada
Aon Re Canada Inc.	Canada
Aon Risconcept Inc.	Canada
Aon Global Services Inc.	Canada
Cananwill Canada Limited	Canada
Minet Inc.	Canada
RBH General Agencies (Canada) Inc.	Canada
K&K Insurance Brokers, Inc. Canada	Canada
Alexander & Alexander Services Canada Inc.	Canada
Dominion Mutual Insurance Agency Ltd.	Canada
Entertainment Management Insurance Services Inc.	Canada
IRM International (Canada) Ltd	Canada
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Risk Services (Cayman) Ltd.	Cayman Islands
Imperial Investment Company	Cayman Islands
Aon Andueza Sedgwick Nikols Corredores de Seguros SA	Chile
Aon Consulting Chile Limitada	Chile
Aon Re (Chile) Corredores de Reaseguros SA	Chile
Aon Risk Services (Chile) SA	Chile
Aon Risk Services Holdings (Chile ) Ltda	Chile
Excess Corredores de Reaseguros SA	Chile
Nikols Chile SA	Chile
Alexander & Davidson de Colombia Ltda	Colombia
Aon Corporate Advisors Ltda	Colombia
Aon Nikols Colombia Holdings SA	Colombia
Aon Nikols Corredores de Reaseguros Ltda	Colombia
Aon Re Columbia Ltda Corredores de Reaseguros	Colombia
Aon Risk Services Colombia SA Corredores de Seguros	Colombia
Bain Hogg Colombiana Ltd	Colombia
Tecsefin SA	Colombia
Aon Group Ecuador SA Intermediaria de Reaseguros	Ecuador
Aon Risk Services Ecuador SA	Ecuador
AIB Grenada Ltd	Grenada
International Insurance Brokers Ltd.	Jamaica
Agencia Interoceanica de Subscripcion y Administracion SA	Mexico
AGISA SA	Mexico
Alexander Howden y Asociados SA de CV	Mexico
Aon Group Limited de Mexico, Intermediario de Reaseguro SA	Mexico
Aon Mexico Business Support SA de CV	Mexico
Aon Re Latinoamericana SA	Mexico
Aon Re Mexico Intermediario de Reaseguros SA de CV	Mexico
Aon Risk Services Agentes de Seguros y de Fianzas SA de CV	Mexico
Bain Hogg Intermediario de Reaseguro SA de CV	Mexico
Centurion, Agente de Seguros SA de CV	Mexico
Combined Seguros Mexico SA de CV	Mexico
PyP Reinsurance Solutions Intermediario de Reaseguro SA de CV	Mexico
Union Centurion SA de CV	Mexico
Aon (Panama) Ltd. SA	Panama
Aon Broking Services SA	Panama
Aon Insurance Managers (Panama) SA	Panama
Aon Re Panama SA	Panama
Frank B. Hall Re (Latin America) Inc.	Panama
Tecsefin Centroamerica SA	Panama
Tecsefin Guatamala	Panama

Tecsefin Salvador	Panama
Alarescu & B.I. Davis Asesores y Corredores de Seguros SA	Peru
Alexander Howden del Peru SA Reinsurance Brokers	Peru
Aon Re Peru Corredores Reaseguros SA	Peru
Gil y Carvajal Iberoamerico SA	Peru
Aon Risk Services of Puerto Rico	Puerto Rico
JH Minet Puerto Rico Inc.	Puerto Rico
Asesores y Corredores de Seguros SA	Rep. Dominica
AIB St Lucia Ltd	St. Lucia
Agostini Insurance Brokers Ltd	Trinidad
AIB Insurances Ltd	Trinidad
AIB Services Ltd	Trinidad
Aon Energy Caribbean Ltd.	Trinidad
R&M Reinsurance Intermediaries Ltd.	Trinidad
JFS (Sudamerica) SA	Uruguay
Marinaro Dundas SA	Uruguay
Administradora Aon CA	Venezuela
Aon Group Venezuela Corretaje de Reaseguros CA	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros CA	Venezuela
Corporation Long Island CA	Venezuela
G&C Venezuela SA	Venezuela
ACN 004 192 394 Pty Ltd	Australia
ACN 004 307 055 Pty Ltd	Australia
ACN 004 381 604	Australia
Alexander Howden Group (Australia) Ltd	Australia
Alexander Howden Reinsurance Brokers Pty Ltd	Australia
Aon Charitable Foundation Ltd.	Australia
Aon CMT Nominees Pty Ltd.	Australia
Aon Consulting Pty Ltd.	Australia
Aon Corporation Australia Ltd.	Australia
Aon Facultative Reinsurance Pty Ltd.	Australia
Aon Financial Advisor Services Pty Ltd	Australia
Aon Financial Planning & Protection Ltd.	Australia
Aon Financial Services Australia Holding Ltd	Australia
Aon Financial Services Australia Pty Ltd	Australia
Aon Group Nominee Pty Ltd	Australia
Aon Holdings Australia Pty Limited	Australia
Aon Re Australia Ltd.	Australia
Aon Risk Services Australia Ltd.	Australia
Aon Services Pty Ltd.	Australia
Aon Superannuation Pty Ltd.	Australia
Aon Wealth Management Ltd.	Australia
Bain Hogg Australia Holdings Ltd	Australia
Bain Hogg Australia Investments Pty Ltd.	Australia
Bain Hogg Australia Ltd	Australia
Cananwill Australia Pty Ltd.	Australia
Freeman McMurrick Pty Ltd.	Australia
Harbour Pacific Holdings Pty Ltd	Australia
Harbour Pacific Underwriting Management Pty Ltd	Australia
HIA Insurance Services Pty Ltd.	Australia
Hotel Insurance Brokers Pty Ltd	Australia
International Risk Management (Australia) Pty Ltd	Australia
Live wire Group Pty Ltd	Australia
NBJ Australasia Pty Ltd	Australia

Pacific Wholesale Insurance Brokers Pty Ltd	Australia
REI Insurance Brokers Pty Ltd	Australia
Special Risk Services Asia Pacific Pty Ltd	Australia
TASG Pty Ltd	Australia
The Australia Superannuation Group (NSW) Pty Ltd	Australia
The Superannuation Group (Victoria) Pty Ltd	Australia
The Superannuation Group Pty Ltd	Australia
Aon-Cofco Insurance Brokers Co. Ltd.	China
Aon Consulting Shenzhen Ltd.	China
Aon Risk Services (Fiji) Ltd.	Fiji
ACP Insurance Brokers Ltd	Hong Kong
Alexander & Alexander (Hong Kong) Holdings Ltd.	Hong Kong
Alexander & Alexander Far East Partners JV	Hong Kong
Alexander Lippo (Hong Kong) Ltd.	Hong Kong
Aon (CR) Insurance Agencies Co. Ltd.	Hong Kong
Aon (e-Commerce) Insurance Agencies Ltd.	Hong Kong
Aon (e-Commerce) Insurance Management Ltd.	Hong Kong
Aon Agencies Hong Kong Ltd.	Hong Kong
Aon Asia Ltd.	Hong Kong
Aon Chevalier Risk Management Ltd.	Hong Kong
Aon Claims Services Hong Kong Ltd.	Hong Kong
Aon Consulting Hong Kong Ltd.	Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Ltd.	Hong Kong
Aon Holdings Hong Kong Ltd.	Hong Kong
Aon Hong Kong Ltd.	Hong Kong
Aon Insurance Agencies (HK) Ltd	Hong Kong
Aon Insurance Management Agencies (Hong Kong) Ltd.	Hong Kong
Aon Insurance Manager Hong Kong Ltd.	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Ltd.	Hong Kong
Aon Life Agencies (HK) Ltd.	Hong Kong
Aon Private Clients Hong Kong Ltd.	Hong Kong
Aon Re China Ltd.	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Underwriting Agencies (Hong Kong) Ltd.	Hong Kong
Asian Reinsurance Underwriters Ltd	Hong Kong
Bain Clarkson (HK) Ltd	Hong Kong
Essar Insurance Services Ltd.	Hong Kong
Goal Path Insurance Brokers Ltd.	Hong Kong
Inchcape Insurance Brokers (HK) Ltd	Hong Kong
Inchcape Insurance Holdings (HK) Ltd	Hong Kong
Minet Hong Kong Ltd.	Hong Kong
Santei International (HK) Ltd.	Hong Kong
Aon Global Insurance Services (Pte) Ltd.	India
PT Aon Indonesia	Indonesia
PT Aon Reinsurance Brokers Indonesia	Indonesia
PT RNJ	Indonesia
Aon Affinity Agency Ltd.	Japan
Aon Affinity Japan Ltd.	Japan
Aon Insurance Brokers Japan Ltd.	Japan
Aon Risk Services Japan Ltd.	Japan
Aon Risk Specialist Ltd.	Japan
KK ACS	Japan
KK Alexander Forbes Syscon	Japan
KK Fudosan Business Kenkyujo	Japan

KK Hiroshima Santei	Japan
IRMG Japan Ltd.	Japan
Y's Insurance Inc.	Japan
Aon Korea Inc.	Korea
Aon Natural Resources Asia Ltd.	Labuan
Aon Insurance Agency (Macau) Ltd.	Macau
Aon Consulting (Malaysia) Sdn Bhd	Malaysia
Aon Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
HHL Reinsurance Services Sdn Bhd	Malaysia
Malaysian Medical Indemnity Sdn Bhd	Malaysia
Agricultural Risk Management (Pacific) Ltd	New Zealand
Aon Funding Ltd.	New Zealand
Aon Group New Zealand Ltd.	New Zealand
Aon Holdings New Zealand Ltd.	New Zealand
Aon New Zealand Ltd.	New Zealand
Superannuation Management Nominees Ltd.	New Zealand
Aon Insurance Brokers (Pvt) Ltd.	Pakistan
Aon Philippines Insurance and Reinsurance Brokers Ltd.	Philippines
Burnie Enterprises Ltd.	PNG
Aon Consulting (PNG) Ltd.	PNG
Aon Risk Services (PNG) Ltd.	PNG
Aon Insurance Micronesia (Saipan) Inc	Saipan
Alexander & Alexander Asia Holdings Pte. Ltd.	Singapore
Alexander & Alexander Pte. Ltd.	Singapore
Alexander Howden Far East Pte. Ltd.	Singapore
Alexander Howden Group (Asia) Pte. Ltd.	Singapore
Aon Consulting (Singapore) Pte. Ltd.	Singapore
Aon Insurance Agencies Pte. Ltd.	Singapore
Aon Re Asia Pte Ltd.	Singapore
Aon Risk Services Singapore (Insurance Brokers) Pte. Ltd.	Singapore
Hudig Langeveldt Pte Ltd.	Singapore
Le Blanc de Nicolay (Asia) International Pte Ltd.	Singapore
Minet Singapore Pte. Ltd.	Singapore
SINSER (Asia) Pte. Ltd.	Singapore
Stenhouse (South East Asia) Pte. Ltd.	Singapore
Aon Risk Management Services, Inc.	Taiwan
Aon Risk Services Taiwan Ltd.	Taiwan
HHL (Taiwan) Ltd.	Taiwan
Minet Taiwan Ltd	Taiwan
Yin Wha Insurance Agency Co. Ltd.	Taiwan
Aon Consulting (Thailand) Ltd.	Thailand
Aon Group (Thailand) Ltd.	Thailand
Aon Re (Thailand) Ltd.	Thailand
Aon Risk Services (Thailand) Ltd.	Thailand
Aon Thailand Ltd.	Thailand
Combined Insurance (Thailand) Ltd	Thailand
Aon Risk Services (Vanuatu) Ltd.	Vanuatu
Aon Vietnam Limited	Vietnam
Aon Risk Services (Western Samoa) Ltd.	W. Samoa
Aon Angola Corretores de Seguros Limitada	Angola
Aon Holdings Austria GmbH	Austria
Aon Jauch & Hubener Employee Benefit Consulting Ges.mbH	Austria
Aon Jauch & Hubener GmbH	Austria
Aon Jauch & Hubener Versicherungsconsulting Ges.mbH	Austria

Aon Ruckversicherungsmakler Ges.mbH	Austria
ASTA Versicherungsburo Dr.Jur. F. Nitsche Beratungen und Vermittlungen GmbH	Austria
Versicherungsmaklerburo Hans Windisch-Graetz GmbH	Austria
Winfried Bonn Versicherungsberatungs- und Vermitlungs GmbH	Austria
Aon Azeri Insurance & Reinsurance Brokers Company	Azerbaijan
Nicholson Leslie Investments Azeri	Azerbaijan
Aon Re Middle East WLL	Bahrain
Aegenion NV/SA	Belgium
Aon Alexander & Alexander NV	Belgium
Aon Belgium NV	Belgium
Aon Consulting Belgium SA	Belgium
Aon Re Belgium NV	Belgium
Compagnie Franco-Belge d'Investissement et de Placements	Belgium
CRION NV	Belgium
Probabilitas NV/SA	Belgium
Aon Botswana (Pty) Ltd.	Botswana
Aon Holdings Botswana (Pty) Ltd.	Botswana
Aon Risk Management (Pty) Ltd.	Botswana
Associated Fund Administrators Botswana (Pty) Ltd.	Botswana
Vassal Properties (Pty) Ltd.	Botswana
Aon Bulgaria EOOD	Bulgaria
Aon Insurance Brokerage and Risk Management Ltd.	Croatia
Aon Stach Ceska republika spol sro	Czech Rep.
Stach & IP as	Czech Rep.
Stach & ST as	Czech Rep.
Stach Pojistovaci Management sro	Czech Rep.
Aon Denmark AS	Denmark
Complet Pensionsradgivning AS	Denmark
Complet Services Forsikringsmaeglere AS	Denmark
AS Aon Eesti Kindlustusmaakler	Estonia
Riskikonsultatsioonid O-	Estonia
Aon Finland Oy	Finland
Soma Suomen Omaisuusieto Oy	Finland
Aon Accuracy SAS	France
Aon Conseil et Courtage SA	France
Aon France SA	France
APAC (Alliance Pour l'Assurance Credit) Sarl	France
Assurance et Courtage Reunis pour la Gestion - ACR Gestion SAS	France
British Continental and Overseas Agencies (BCOA) SA	France
JK & Associes SA	France
Societe Centrale de Courtage d'Assurances (SOCECA)	France
Airset SA	France
Aon Georgia Insurance & Reinsurance Brokers & Consultants LLC	Georgia
Aon Credit International Insurance Broker GmbH	Germany
Aon Jauch & Hubener Consulting GmbH	Germany
Aon Jauch & Hubener GmbH	Germany
Aon Jauch & Hubener Holdings GmbH	Germany
Aon Jauch & Hubener Privates Vorsorgemanagement GmbH	Germany
Aon Risiko & Versicherungsberatung GmbH	Germany
Assekuranzvermittlungskontor fur Industrie and Verkehr GmbH	Germany
AV Agrar Versicherungsmakler GmbH	Germany

Carstens & Schues GmbH	Germany
CIA Deutschland Gmbh	Germany
Hamburger Gesellschaft zur Forderung des Verssicherungswesens mbH	Germany
Industrieschutz Insurance Brokers GmbH	Germany
Karl Alt & Co. GmbH	Germany
PRORuCK Ruckversicherungs AG	Germany
PROXX Aktiengesellschaft	Germany
UNIT GmbH	Germany
UNIT Versicherungsmakler GmbH & Co. KG	Germany
UNITA Unternehmensberatung GmbH	Germany
Wacus Delkredere Management GmbH	Germany
Westdeutsches Versicherungskontor Bruno Gervais GmbH	Germany
Wolff & Mueller Versicherungsservice GmbH	Germany
Aon Hellas AE	Greece
Aon Hellas EPE	Greece
Aon Turner Reinsurance Services SA	Greece
Aon Magyarorszag Alkusz Kft	Hungary
Aon Tanacsado es Penztarszolgaltao Reszventytarsas	Hungary
Aon Credit Magyarorsz-TM-g Kft	Hungary
Aon Iceland ehf	Iceland
United Iranian Insurance Services Plc	Iran
Alexander & Alexander (Ireland) Ltd	Ireland
Alexander Coyle Hamilton Ltd.	Ireland
Aon Beech Hill Ltd	Ireland
Aon Beech Hill Pension Trustees Ltd	Ireland
Aon MacDonagh Boland Group Ltd	Ireland
Aon Management Ltd	Ireland
Aon Risk Services (IRL) Ltd	Ireland
Barrett, Heggarty, Moloney Ltd	Ireland
Finance and Pension Solutions Ltd	Ireland
J H Minet (Insurance) Ltd	Ireland
Kininmonth Ltd	Ireland
Lowndes Lambert Insurance Ltd	Ireland
MacDonagh Boland Crotty MacRedmond Ltd	Ireland
MacDonagh Boland Cullen Duggan Ltd	Ireland
MacDonagh Boland Foley Woollam Ltd	Ireland
Private Clients Trustees Ltd.	Ireland
Redmond Insurances Ltd	Ireland
Redmond Life & Pensions	Ireland
SINSER (Ireland) Ltd.	Ireland
Sumner & McMillen (Ireland) Ltd	Ireland
Toal Holdings Ltd	Ireland
Toal Insurances Ltd	Ireland
Toal Life & Investments Ltd	Ireland
Aon McMillen Ltd	Ireland (Northern)
P.S. Boullier & Company Ltd	Ireland (Northern)
Pinerich Ltd	Ireland (Northern)
Aminim International Underwriters of Insurance Agencies (1990) Ltd.	Israel
Aon Israel Insurance Brokers Ltd.	Israel
Aon Holdings Israel Ltd.	Israel
Aon Re Special Risks (Israel) Ltd	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel

Kamor Insurance Agency (2003) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd	Israel
Traklin Insurance Brokers (1997) Ltd.	Israel
ALPI Marittime Insurance Brokers Srl	Italy
Aon Insurance Services Srl	Italy
Aon Italia SpA	Italy
Aon Nikols Adriatica Srl	Italy
Aon Nikols Torino Srl	Italy
Aon Personal Line Srl	Italy
Aon Re Italia Srl	Italy
Aon Risk Management and Consulting	Italy
Aon SpA Insurance & Reinsurance Brokers	Italy
Aon Trieste Srl	Italy
Asscom Insurance Brokers Srl	Italy
Assidea & Antares Srl	Italy
Assidea & Delta Srl	Italy
Cambiaso Risso & C. (Savona) Srl	Italy
Cambiasso Risso & C. (Assicurazioni) Srl	Italy
Canapone Srl	Italy
CB Broker Srl	Italy
CR Auto & Persone Srl	Italy
CR Energy	Italy
CR Marine Srl	Italy
CRS Assicurazioni Srl	Italy
De Spirt Marine Insurance Brokers Srl	Italy
Gava Broker Srl	Italy
Help Company Srl	Italy
IDR Milan (Ingegneria del Rischio Srl)	Italy
Ignazio Esposito de Raffaele Srl	Italy
La Gru Srl	Italy
Lenzi Broker Assicuraz Srl	Italy
Orseolo Assecurazioni Srl	Italy
PL Ferrari & Co. Srl	Italy
Praesidium SpA	Italy
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Consulting Ltd.	Kenya
Minet Insurance Brokers	Kenya
Minken Properties Ltd.	Kenya
Aon Latvia Sia	Latvia
Aon Consulting Lesotho (Pty) Ltd.	Lesotho
Aon Lesotho (Pty) Ltd.	Lesotho
Aon Insurance Managers (Liechtenstein) Ltd.	Liechtenstein
UADBB Aon Lietuva	Lithuania
ACSG (Europe) SA	Luxembourg
Aon Insurance Managers (Luxembourg) SA	Luxembourg
Aon Luxembourg SA	Luxembourg
Aon Risk Services (Europe) SA	Luxembourg
Auscomar SA	Luxembourg
IRMG (Luxembourg) SA	Luxembourg
RISSA	Luxembourg
SINSER (Luxembourg) Ltd.	Luxembourg
White Rock Reinsurance SA	Luxembourg
Aon Malawi Ltd.	Malawi

SMATIM sam (PL Ferrari)	Monaco
Aon Acore Sarl	Morocco
Casablanca Mediation Company Sarl	Morocco
Aon Mocambique - Corretores de Seguros Ltd.	Mozambique
Aon Antillen NV	Neth. Antilles
Aon Aruba NV	Neth. Antilles
Aon Captive Services Antilles NV	Neth. Antilles
Aon Captive Services Aruba NV	Neth. Antilles
Aon Holdings Antillen NV	Neth. Antilles
Aon Insurance Managers (Antillen) NV	Neth. Antilles
Alexander & Alexander BV	Netherlands
Alexander & Alexander Holding BV	Netherlands
Aon Africa BV	Netherlands
Aon Americas Holdings BV	Netherlands
Aon Asia Insurance Services BV	Netherlands
Aon Captive Services (Nederland) BV	Netherlands
Aon Consulting Nederland CV	Netherlands
Aon Fiduciary Cash Management BV	Netherlands
Aon Groep Nederland BV	Netherlands
Aon Group International BV	Netherlands
Aon Holdings BV	Netherlands
Aon Holdings International BV	Netherlands
Aon Hudig-Schreinemacher vof	Netherlands
Aon International BV	Netherlands
Aon makelaars in assurantien BV	Netherlands
Aon Nederland CV	Netherlands
Aon Netherlands BV	Netherlands
Aon Nikols Chile BV	Netherlands
Aon Nikols Latin America BV	Netherlands
Aon Participations BV	Netherlands
Aon Re Netherlands CV	Netherlands
Aon Risk Consultants BV	Netherlands
Aon Southern Europe BV	Netherlands
Aon Verzuim Management BV	Netherlands
Asharo BV	Netherlands
Assurantie Advies Nederland BV	Netherlands
Assurantie Groep Langeveldt CV	Netherlands
Australian Restructuring 2001 CV	Netherlands
B.H. Insurance Holdings B.V	Netherlands
Bekouw Mendes CV	Netherlands
Beursstraat 1A BV	Netherlands
Bloemers & Co. Herverzekering BV	Netherlands
Blom van der Aa Holding BV	Netherlands
Bonnikeplein 18-22 BV	Netherlands
BV Algemeen Assurantiekantoor Schreinemacher	Netherlands
BV Assurantiekantoor Langeveldt Schroder	Netherlands
Catz & Lips BV	Netherlands
Celinvest Amsterdam BV	Netherlands
Consultas NV	Netherlands
CV 't Huys ter Merwe	Netherlands
D. Hudig & Co. BV	Netherlands
De Admiraal BV	Netherlands
Dorhout Mees Assurantien BV	Netherlands
Elektrorisk Beheer BV	Netherlands

Firma A.J. Driessen CV	Netherlands
Heerkens Thijsen & Co. BV	Netherlands
Heerkens Thijsen Caviet vof	Netherlands
Heerkens Thijsen Groep BV	Netherlands
Hudig-Langeveldt (Pensioenbureau) BV	Netherlands
Hudig-Langeveldt (Reinsurance) BV	Netherlands
Hudig-Langeveldt Makelaardij in Assurantien BV	Netherlands
Jacobs & Brom BV	Netherlands
Kerkenbos 1061 BV	Netherlands
Laan van de Vrede 1 BV	Netherlands
Langeveldt de Vos BV	Netherlands
Langeveldt Groep BV	Netherlands
Moes & Caviet Last BV	Netherlands
NV Verzekering Maatschappij van 1890	Netherlands
Paalbergweg 2-4 BV	Netherlands
Pat Ryan & Associates BV	Netherlands
Reed Stenhouse Europe Holdings BV	Netherlands
Rollins Hudig Hall (Finance) BV	Netherlands
Ruud van der Pol BV	Netherlands
Schogt Scholte & Co. BV	Netherlands
Sligro / van der Pol Holdings BV	Netherlands
VVG Verzekerd Vastgoed Holding BV	Netherlands
Wilhelminapark 1 BV	Netherlands
Hogg Robinson Nigeria	Nigeria
Medexia Ltd	Nigeria
Aon Grieg AS	Norway
Minet AS	Norway
Norwegian Insurance Partners AS	Norway
Aon Majan LLC	Oman
Aon Affinity sp zoo	Poland
Aon Polska sp zoo	Poland
Carstens & Schues Poland Ltd.	Poland
Aon Portugal - Corretores de Seguros SA	Portugal
Aon Portugal Consultores Lda	Portugal
Aon Re Bertoldi Corretagem de Resseguros SA	Portugal
Nikols Portugal Mediacao de Seguros Lda	Portugal
Aon Motor - Gestao, Compra e Venda e Manutencao de Automoveis Lda	Portugal
Aon Romania Broker de Asigurare - re asigurare SRL	Romania
Business Risk Consultants (Brisk) SRL	Romania
Aon Rus LLC	Russia
Vendome International Vostok Sarl	Russia
ZAO Aon Insurance Brokers	Russia
Aon Saudi Arabia E.C	Saudi Arabia
Aon RM Posredovanje doo	Serbia & M.
Aon Slovensko spol sro	Slovakia
Jauch & Hubener spol sro	Slovakia
Stach & KB as	Slovakia
Aon Insurance Brokers doo	Slovenia
Aon Consulting South Africa (Pty) Ltd.	South Africa
Aon Re Africa (Proprietary) Ltd	South Africa
Aon Risk Services (Pty) Ltd.	South Africa
Aon South Africa (Pty) Ltd.	South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd.	South Africa

QED Actuaries & Consultants	South Africa
Alternative Indemnity Markets SA	Spain
Aon Accuracy SA	Spain
Aon Direct Group Espana SL	Spain
Aon Gil y Carvajal Consulting SA	Spain
Aon Gil y Carvajal Correduria de Seguros SA	Spain
Aon Gil y Carvajal Flotas SA	Spain
Aon Re Iberia, Correduria de Reaseguros SA	Spain
Aon Southern Europe y Cia SC	Spain
Autoclub Repsol SL	Spain
Consultoria de Vida y Pensiones SA	Spain
Control de Riesgos SA	Spain
Correduria de Seguros Lavani SL	Spain
Global y Control Services SA	Spain
Hacecor Tecnica SA	Spain
Mantenimiento Gestion de Renting y Administration de Flotas SA	Spain
Aon Swaziland (Pty) Ltd.	Swaziland
Swaziland Construction Insurance Brokers (Pty) Ltd.	Swaziland
Swaziland Corporate Risk Management (Pty) Ltd.	Swaziland
AIM Sweden AB	Sweden
Aon Sweden AB	Sweden
SINSER Holding AB	Sweden
Anglo-Swiss Reinsurance Brokers Ltd	Switzerland
Aon (Schweiz) AG	Switzerland
Aon Chuard Consulting AG	Switzerland
Aon Insurance Managers (Switzerland) Ltd.	Switzerland
Aon Re (Switzerland) Ltd	Switzerland
Nikols SA	Switzerland
Aon Tanzania Ltd.	Tanzania
So.car.gest SA	Tunisia
Aon Sigorta ve Reasuran Brokerligi ve Danismanlik AS	Turkey
NC Sigorta ve Reasurans Brokerlioi AS	Turkey
Aon Middle East	UAE
Aon Uganda Ltd.	Uganda
Aon Ukraine LLC	Ukraine
Aon Zambia Ltd	Zambia
Aon Consulting (Private) Ltd.	Zimbabwe
Aon Zimbabwe (Private) Ltd	Zimbabwe
Minerva Holdings (Private) Ltd	Zimbabwe
Andes Global Ltd.	BVI
SINSER (Gibraltar) Ltd.	Gibraltar
Alexander & Alexander (CI) Ltd	Guernsey
Aon Services (Guernsey) Ltd	Guernsey
Artemis Securities Ltd.	Guernsey
Leslie & Godwin (CI) Ltd.	Guernsey
Minet Benefit Services International Ltd	Guernsey
Minet Holdings Guernsey Ltd	Guernsey
SINSER (Guernsey) Limited	Guernsey
Aon (Isle of Man) Ltd	Isle of Man
Caledonian Management Ltd.	Isle of Man
SINSER (Isle of Man) Ltd.	Isle of Man
SINSER Services Ltd.	Isle of Man
Agricultural Risk Management Ltd	UK
Aircrew Underwriting Agencies Ltd	UK

Alexander & Alexander Europe Ltd	UK
Alexander & Alexander Ltd	UK
Alexander & Alexander Services UK Ltd	UK
Alexander Clay	UK
Alexander Financial Services Ltd	UK
Alexander Howden Holdings Ltd	UK
Alexander Howden International Ltd	UK
Alexander Howden Ltd	UK
Alexander Howden UK Ltd	UK
Alexander Stenhouse & Partners Ltd	UK
Alexander Stenhouse Ltd	UK
Alternative Market Operations Ltd	UK
ANR Engineering Ltd	UK
Aon 03 Ltd	UK
Aon 04 Ltd	UK
Aon 05 Ltd	UK
Aon 06 Ltd	UK
Aon 2004 Ltd	UK
Aon ACD Ltd	UK
Aon Adjudication Services Ltd	UK
Aon Alexander & Alexander U.K. Pension Trustees Ltd	UK
Aon Alexander Howden Ltd	UK
Aon Asset Management Ltd	UK
Aon Capital Services Ltd	UK
Aon Consulting Financial Services Ltd	UK
Aon Consulting Group Ltd	UK
Aon Consulting Ltd	UK
Aon Employee Risk Solutions Ltd	UK
Aon Entertainment Risk Services Ltd	UK
Aon Finance Ltd	UK
Aon Forfaiting Ltd	UK
Aon Global Risk Consultants Ltd	UK
Aon Holdings UK	UK
Aon India Ltd	UK
Aon Ltd	UK
Aon Motor Accident Management Ltd	UK
Aon No 1 Ltd	UK
Aon Nominees Ltd	UK
Aon Overseas Holdings Ltd	UK
Aon Pension Trustees Ltd	UK
Aon Re Special Risks Ltd	UK
Aon Risk Consultants (Europe) Ltd	UK
Aon Risk Services Holdings UK Ltd	UK
Aon Risk Services UK Ltd	UK
Aon Select Ltd	UK
Aon Services Group Ltd	UK
Aon SIPP Trustees Ltd	UK
Aon Trust Corporation Ltd	UK
Aon UK Holdings Intermediaries Ltd	UK
Aon UK Ltd	UK
Aon UK Trustees Ltd	UK
Aon Warranty Group Europe Ltd	UK
Artscope International Insurances Services Ltd	UK
Asset Security Managers Ltd	UK

AUM Group Ltd	UK
AV-VACS Security and Homecare Systems Ltd	UK
B L Carnie Hogg Robinson Ltd	UK
Bain Clarkson Ltd	UK
Bain Clarkson R.B. Ltd	UK
Bain Hogg Group Ltd	UK
Bain Hogg Holdings Ltd	UK
Bain Hogg International Holdings Ltd	UK
Bain Hogg International Ltd	UK
Bain Hogg Ltd	UK
Bain Hogg Management Ltd	UK
Bankassure Insurance Services Ltd	UK
BLA 954 Ltd	UK
Broadgate Holdings Ltd	UK
Broadgate Insurance Brokers Ltd.	UK
Burlington Insurance Services Ltd	UK
C.A.D Consultants Ltd	UK
Camperdown 101 Ltd	UK
Camperdown 102 Ltd	UK
Cananwill Europe Ltd	UK
Clarkson Puckle Group Ltd	UK
Clarkson Puckle Ibex Ltd	UK
Clarkson Puckle Ltd	UK
Clarkson Puckle Overseas Holdings Ltd	UK
Clear-A-Debt Ltd	UK
Codiac Ltd	UK
Combined International Services Ltd	UK
Combined Special Risks Ltd	UK
Combined Specialty Group Europe Ltd	UK
Combined Specialty Ltd	UK
CoSec 2000 Ltd	UK
Couparey Nominees Ltd	UK
Cutlers Investments	UK
Denison Pension Trustees Ltd	UK
Downes & Burke (Special Risks) Ltd	UK
Entertainment Managers Insurance Services Ltd	UK
ERAS International Ltd	UK
Ernest A Norcutt & Co Ltd	UK
European Risk Management Ltd	UK
Figurecheck Ltd	UK
Gardner Mountain & Capel-Cure Agencies Ltd	UK
Gardner Mountain Financial Services Ltd	UK
Gil y Carvajal Ltd	UK
Godwins Ltd	UK
Grieg (UK) Ltd	UK
Gwelforth Ltd	UK
H.A.R.B. Ltd	UK
Halford, Shead & Co. Ltd	UK
Hogg Group Ltd	UK
Hogg Group Overseas Ltd	UK
Howden Management & Data Services Ltd	UK
HRGM Cargo Ltd	UK
HRGM Management Services Ltd	UK
Hydrocarbon Risk Consultants Ltd	UK

Intellectual Property Risk Solutions Ltd	UK
International Risk Management (Europe) Ltd	UK
IRISC Claims Management Ltd	UK
IRMG (UK) Holdings Ltd	UK
IRMG Fiscal Representatives Ltd	UK
J H Minet Agencies Ltd	UK
J H Minet Reinsurance Services Ltd	UK
Jauch & Hubener Reinsurance Services Ltd.	UK
Jenner Fenton Slade Group Ltd	UK
Jenner Fenton Slade Ltd	UK
Jenner Fenton Slade Reinsurance Services Ltd	UK
Leslie & Godwin (UK) Ltd	UK
Leslie & Godwin Group Ltd	UK
Leslie & Godwin Investments Ltd	UK
Leslie & Godwin Ltd	UK
LIB Ltd	UK
M.I.B. Partners Ltd	UK
Macey Williams Ltd	UK
Media/Professional Insurance Agency Ltd	UK
Minet Consultancy Services Ltd	UK
Minet Employees' Trust Company Ltd	UK
Minet Group	UK
Minet Group Holdings	UK
Minet Ltd	UK
Minet Nominees Ltd	UK
Minet Re International Ltd	UK
Minet Trustees Ltd	UK
Needham Jobson & Co Ltd	UK
Netherlands Construction Insurance Services Ltd	UK
Nicholson Chamberlain Colls Group Ltd	UK
Nicholson Leslie Agencies Ltd	UK
Nicholson Leslie Investments Ltd	UK
Nicholson Leslie Ltd	UK
Nicholson Leslie Property Ltd	UK
Prescot Insurance Holdings Ltd	UK
Reed Stenhouse Underwriting Management Ltd	UK
Rollins Hudig Hall (Nederland) Ltd	UK
SLE Worldwide Ltd	UK
Sorim Services (1987) Ltd	UK
Special Risk Services Ltd	UK
Special Risk Services Underwriting Agency Ltd	UK
Speciality Investment 004 Ltd	UK
Specialty Investment 005 Ltd	UK
Spicafab Ltd	UK
Stenhouse Marketing Services (London) Ltd	UK
Surveyors Insurance Intermediaries Ltd	UK
The Alexander Consulting Group Ltd	UK
The Credit Insurance Association Ltd	UK
Tradeshock Ltd	UK
Trenwick Group Ltd (4%)	UK
UA Combined Investment Company Ltd	UK
Water for Fish Ltd	UK
World Insurance Network Ltd. (16.67%)	UK
Xchanging Broking Services Ltd	UK